Exhibit 99.1
Investor Presentation A Leading Regional Bank in the Mid-South Financial Information as of March 31, 2010

Forward Looking Information 2 Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about real estate values, long-term prospects for shareholder value, the impact of the prevailing economy, long-term growth objectives, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press rel eases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile due to rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

A strong regional bank with roots dating back to 1876 ... $13.2 billion in assets A banking presence in 8 states 310 locations A comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Nation’s 6th largest bank-owned insurance brokerage operation Data as of March 31, 2010 3 Insurance ranking from Michael White Associates

Why BancorpSouth? 1. We have a strong level of high quality capital. Equity to Assets of 9.56% Tangible Equity to Tangible Assets of 7.52% 2. Our business model has proven to be effective in a variety of environments. 3. We have a strong and experienced management team. “BancorpSouth is well-positioned to continue to grow and perform at a high level.” Data as of March 31, 2010 4

Growth Strategy Quality internal growth from new and existing markets East Texas, West Louisiana, South Alabama Opportunities for FDIC-assisted transactions We have demonstrated success in acquiring companies that have transformed BancorpSouth into a significant regional bank. “We have demonstrated success in leveraging capital to support quality growth.” 5

Where We Are Today * Insurance office in Itasca, IL not shown 6

Diversified Revenue Stream Percentages based on YTD data as of March 31, 2010 7 Net Interest Revenue 64% Noninterest Revenue 36% Other 14% Insurance commissions 34% Mortgage lending 8% Card and merchant fees 14% Service charges Trust income 26% 4%

Financial Highlights

Balance Sheet Information Dollars in millions, except per share amounts 9 As of March 31, 2010 2009 % Change Total assets $13,230 $13,458 (1.7) % Total earning assets 12,032 12,240 (1.7) Total securities 2,111 2,324 (9.2) Loans, net of unearned discount 9,711 9,713 (0.0) Allowance for credit losses (189) (135) 40.0 Total deposits 10,994 10,092 8.9 Short-term borrowings 483 1,467 (67.1) Common shareholders’ equity 1,265 1,256 0.7 Book value per share $15.16 $15.11 0.3%

Operating Results Dollars in millions, except per share amounts 10 Three Months Ended March 31, 2010 2009 % Change Net interest revenue $111.9 $109.9 1.8 % Provision for credit losses 43.5 14.9 191.9 Noninterest revenue 63.3 67.8 (6.6) Noninterest expense 120.5 120.0 0.4 Income before income taxes 11.2 42.8 (73.8) Income tax provision 2.8 13.3 (78.9) Net income $8.4 $29.5 (71.5) % Net income per share: diluted $0.10 $0.35 (71.4) %

2.75% 3.00% 3.25% 3.50% 3.75% 4.00% Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 BXS SNL Bank Net Interest Margin Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 11 3.88% 3.43%

1.47 1.57 1.69 1.45 0.99 $0.00 $0.40 $0.80 $1.20 $1.60 2005 2006 2007 2008 2009 2010 1st Qtr YTD Total Year Earnings Per Share History 12 $0.40 $0.47 $0.42 $0.43 $0.35 $0.10

Deposits and Borrowings Data based on Average Balances 13 1Q-10 15% 38% 4% 32% 6% 5% Demand — Non-Interest Demand — Interest CDs Savings Short-Term Borrowings Other 1Q-09 14% 34% 13% 5% 6% 28% “Demand deposits have risen 10.3% from 1Q-09 to 1Q-10.”

Deposits as of March 31, 2010 “Strong growth in core deposits.” 14 $9.1 $9.8 $10.7 $10.1 $10.1 $11.0 $5.0 $7.0 $9.0 $11.0 2005 2006 2007 2008 2009 2010 Total Deposits as of March 31 ($ in billions) 7% 17% 8% 47% 3% 11% 7% TN TX AL AR MO LA MS

$6.9 $7.4 $8.7 $9.2 $9.7 $9.7 $3.0 $5.0 $7.0 $9.0 $11.0 2005 2006 2007 2008 2009 2010 Loans Net of Unearned Income as of March 31 ($ in billions) Loans “Steady loan production in a challenging economic environment.” 15 CAGR = 7.05% as of March 31, 2010 8% 14% 7% 9% 11% 7% 44% MO LA AR TX AL TN MS

Non-Performing Assets / Assets Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. (NPAs include non-accruing loans, restructured loans, loans 90+ days past due, and OREO) 16 1.12% 0.82% 0.90% 1.31% 1.87% 2.23% 2.16% 4.17% 2.56% 3.07% 4.02% 3.45% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 BXS SNL Bank 53% of the Peer 53% of the Peer Group Average

Non-Performing Loans / Loans Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) 17 1.91% 2.43% 1.14% 0.66% 0.76% 1.00% 4.87% 5.28% 4.23% 3.44% 5.15% 2.81% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 BXS SNL Bank 47% of the Peer Group Average

Net Charge-Offs / Average Loans Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 18 0.57% 0.54% 0.55% 0.68% 1.27% 1.26% 3.22% 2.90% 2.25% 3.18% 2.30% 3.33% 0.00% 1.00% 2.00% 3.00% 4.00% Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 BXS SNL Bank 38% of the Peer Group Average

Reserve Coverage of Non-Performing Loans Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) 19 142.05% 207.45% 182.39% 129.70% 94.41% 80.15% 91.07% 80.17% 84.21% 77.10% 72.44% 69.79% 0.00% 100.00% 200.00% 300.00% 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 BXS SNL Bank

Non-Performing Loans Dollars in thousands 20 Non-accrual loans and leases $199,637 Loans and leases 90+ days past due, still accruing 20,452 Restructured loans and leases, still accruing 15,576 Total non-performing loans $235,665 As of March 31, 2010

Impaired loan balance $171,299 Unimpaired non-accrual loans 28,338 Total non-accrual loans $199,637 As of March 31, 2010 Non-Accrual Loans and Leases Dollars in thousands 21 Amount is gross of $30.9 million of specific reserve included in the allowance for loan and lease losses. (1) (1)

Allowance for Loan and Lease Losses Dollars in thousands 22 Allowance for loan and lease losses $188,884 Specific reserves for impaired loans 30,855 Non-specific allowance for loan and lease losses $158,029 Unimpaired non-accrual loans $28,338 Loans and leases 90+ days past due, still accruing 20,452 Restructured loans and leases, still accruing 15,576 $64,366 As of March 31, 2010

Reserve Coverage of Unimpaired NPLs Dollars in thousands 23 Non-specific allowance $158,029 Unimpaired non-performing loans and leases $64,366 Ratio of non-specific allowance to unimpaired non-performing loans 2 46 % As of March 31, 2010

BXS Equity is 100% Common BXS Equity is 100% Common Equity Total Equity / Total Assets Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 24 7.81% 9.21% 9.20% 9.34% 9.33% 9.59% 9.69% 9.69% 9.56% 9.18% 9.52% 8.51% 9.26% 8.74% 9.66% 9.50% 7.00% 8.00% 9.00% 10.00% 11.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 BXS SNL Bank

Tangible Common Equity / Tangible Assets Peer Data from SNL Financial as of 5/28/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 25 5.73% 7.12% 7.25% 7.15% 7.29% 7.53% 7.64% 7.63% 7.52% 3.56% 3.68% 4.04% 5.78% 4.58% 4.45% 5.48% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 BXS SNL Bank 130% of the Peer Group Average

$0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Dividend Growth Cash dividend per share of common stock Dividend Yield = 4.50% * * as of March 11, 2010 26

$0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 Feb-90 Feb-95 Feb-00 Feb-05 Feb-10 Source: Bloomberg “A $10,000 investment in BancorpSouth in 1990 would be worth $95,985 today.” Values as of February 16, 1990 — 2010 Accounts for stock splits and assumes dividend reinvestment CAGR = 11.97% 27

1.9% -12.8% 3.9% -0.7% -2.4% 6.1% 7.7% 5.2% 9.4% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 5 Year 10 Year 15 Year S&P 500 Index S&P 500 Banks Index BXS Total Shareholder Return including dividends Source: Bloomberg Periods ending 3/31/2010 28

Supplementary Slides

Loan Portfolio Dollars in millions 30 As of March 31, 2010 Outstanding NPL NPL as a Percent of Outstanding Commercial & Industrial $1,470 $8.1 Real Estate 7,492 219.0 2.92 Consumer Mortgages 2,014 37.4 1.86 Home Equity 550 1.2 0.21 Agricultural 267 3.9 1.46 Commercial & Industrial-Owner Occupied 1,423 18.1 1.27 Construction, Acquisition and Development 1,429 122.8 8.59 Commercial 1,810 35.6 1.97 Credit Cards 101 4.7 4.64 All Other 647 3.8 0.59 Total Loans $9,711 $235.7 0.55% 2.43%

Real Estate Construction, Acquisition and Development As of March 31, 2010 Dollars in millions 31 Outstanding NPL NPL as a Percent of Outstanding Multi-Family Construction $13 $0.0 Condominiums 16 9.1 57.19 1-4 Family Construction 242 5.0 Recreation and All Other Loans 40 0.1 Commercial Construction 236 12.7 Commercial Acquisition and Development 281 1.1 Residential Acquisition and Development 601 94.8 Real Estate Construction, Acquisition and Development $1,429 $122.8 0.41 15.76 8.59% 0.00% 2.05 0.37 5.36

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: William L. Prater Chief Financial Officer BancorpSouth, Inc. 662-680-2536 bill.prater@bxs.com A Leading Regional Bank in the Mid-South

Reconciliation of Non-GAAP Measures As of As of As of As of As of As of As of As of 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 (Period End Balances, Dollars in Thousands) Shareholders’ Equity —> A $1,233,775 $1,242,719 $1,240,260 $1,255,659 $1,274,947 $1,286,218 $1,276,296 $1,264,883 Assets —> B 13,399,151 13,300,728 13,480,218 13,458,364 13,297,819 13,271,873 13,167,866 13,230,189 Intangibles —> C 301,896 300,624 297,131 295,867 295,639 294,444 293,629 292,614 Tangible Equity —> D=A-C 931,879 942,095 943,129 959,792 979,308 991,774 982,667 972,269 Tangible Assets —> E=B-C 13,097,255 13,000,104 13,183,087 13,162,497 13,002,180 12,977,429 12,874,236 12,937,575 Total Equity / Total Assets (%) — > F=A/B 9.21% 9.34% 9.20% 9.33% 9.59% 9.69% 9.69% 9.56% Tangible Equity / Tangible Assets (%) — > G=D/E 7.12% 7.25% 7.15% 7.29% 7.53% 7.64% 7.63% 7.52% Tangible Common Equity / Tangible Assets (%) — > G=D/E 7.12% 7.25% 7.15% 7.29% 7.53% 7.64% 7.63% 7.52%